Exhibit 10.1

LEADIS TECHNOLOGY, INC.

2000 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

1.	PURPOSE OF THE PLAN

This 2000 Stock Incentive Plan is intended to promote the interests of Leadis Technology, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company. Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

2.	STRUCTURE OF THE PLAN

2.1 The Plan shall be divided into two separate equity programs:

(a)	The Discretionary Option Grant Program under which eligible persons may, at the discretion of the Committee, be granted warrants or options (referred to herein as “options”) to purchase shares of Common Stock, and

(b)	The Stock Issuance Program under which eligible persons may, at the discretion of the Committee, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Company (or any Parent or Subsidiary).

2.2 The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

3.	ADMINISTRATION OF THE PLAN

3.1 The Discretionary Option Grant and Stock Issuance Programs shall be administered by the Committee or by the Board acting as the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the Committee members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be acts of the Committee for purposes of the Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. The Committee may delegate to one or more officers of the Company the authority to grant an award under the Plan to Plan participants who are not Insiders of the Company.

3.2 Subject to the terms and conditions of the Plan and to the direction of the Board, the Committee shall have full power and authority to implement and carry out the Plan. Without limiting the generality of the foregoing sentence, the Committee shall have, subject to the terms and conditions of the Plan and direction of the Board, the power and authority:

(a)	to establish, amend and rescind such rules as it may deem appropriate for proper administration of the Plan or relating to any award under the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards under the Plan, and to resolve any and all ambiguities relating to the Plan or any such award;

(b)	to correct any defect; supply any omission or reconcile any inconsistency in the Plan or concerning any award under the Plan;

(c)	to determine, with respect to awards made under the Plan, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each award, the vesting schedule (if any) applicable to each award, the exercisability of each award, the payment of each award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding, and other terms material to each award;

(d)	to grant waivers of Plan or award conditions, to the extent otherwise legally permitted to do so;

(e)	to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

(f)	to take such other actions as may be necessary or advisable for the administration of the Plan.

3.3 Decisions of the Committee within the scope of its authority under the Plan shall be final and binding on all parties.

4.	ELIGIBILITY

4.1 The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(a)	Employees;

(b)	Non-employee members of the Board or the board of directors of any Parent or Subsidiary; and

(c)	Consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

4.2 No grant of any award under the Plan to a member of the Board holding more than fifteen percent (15%) of the voting stock of the Company will be permitted unless the Company obtains an opinion from a qualified compensation consultant or an investment advisory firm stating that the award is fair and reasonable in amount.

5.	STOCK SUBJECT TO THE PLAN

5.1 The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed Five Million (5,000,000) shares. Such share reserve is comprised of (i) the 3,000,000 shares of Common Stock initially authorized for issuance under the Plan plus (ii) an additional increase of 2,000,000 shares of Common Stock authorized by the Board in June 2001. Such share increase is subject to the approval of the Company’s stockholders, and no stock option grants or share issuances shall be made on the basis of that increase unless and until the requisite shareholder approval is obtained.

5.2 The aggregate number of Common Stock or any other securities of the Company issued under the Plan and any other plan and/or compensation agreement adopted by the Company shall not exceed during any consecutive 12-month period, the greatest of the following:

(a)	One Million ($1,000,000) Dollars;

(b)	Fifteen percent (15%) of the total assets of the Company measured at the Company’s most recent annual balance sheet date (if no older than its last fiscal year end), but not to exceed Five Million ($5,000,000) Dollars; or

(c)	Fifteen percent (15%) of the outstanding Common Stock, measured at the Company’s most recent annual balance sheet date (if no older than its last fiscal year end), but not to exceed Five Million ($5,000,000) Dollars.

The determination of the aggregate sales price, amounts and time of calculation shall be in accordance with Rule 701 promulgated under the 1933 Act.

5.3 At no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made.

5.4 Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the original exercise or issue price paid per share, pursuant to the Company’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall NOT be available for subsequent issuance.

5.5 If any change is made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares, reclassification of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (iv) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the predecessor plan, if any. Such adjustments are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Committee shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

6.	OPTION TERMS

6.1 General. The Committee may grant options to eligible persons and will determine whether such options will be Incentive Options or Non-Statutory Options. Each option shall be evidenced by one or more documents in the form approved by the Committee; provided, however, that each such document shall comply with the terms specified below. Each such document shall identify whether the option covered by it is an Incentive Option or a Non-Statutory Option. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

6.2 Date of Grant. The date of grant of an option will be the date on which the Committee makes the determination to grant such option, unless otherwise specified by the Committee. The document evidencing the granting of any option and a copy of the Plan shall be delivered to the Optionee thereof within a reasonable time after the granting of such option.

6.3 Exercise Price.

(a)	The exercise price per share shall be fixed by the Committee at the time of the option grant and may not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date; provided, however, that the exercise price per share of an Incentive Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. If the Optionee is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date

(b)	The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 11 of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Company. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(1)	Shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(2)	To the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

6.4 Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period, periodically or otherwise and for such number of shares as shall be determined by the Committee and set forth in the documents evidencing the option; provided however:

(a)	Each Optionee shall have a right to exercise at the rate of at least twenty percent (20%) per year over five (5) years from the option grant date, subject to reasonable conditions such as continued employment; and

(b)	No option shall have a term in excess of ten (10) years from the option grant date; provided further, however, that no Incentive Option granted to a 10% Stockholder shall be exercisable after the expiration of five (5) years from the option grant date.

6.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of shares being purchased, the restrictions imposed on the shares purchased under such stock option exercise agreement, if any, and such representations and agreements regarding Optionee’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares being purchased.

6.6 Cessation of Service; Termination.

(a)	The following provisions shall govern the exercise of any options outstanding at the time of the Optionee’s cessation of Service or death:

(1)	Unless employment is terminated for Cause, hereafter defined, any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the option (which shall be no less than six (6) months from the date of termination if termination was caused by death or disability, and no less than thirty (30) days from the date of termination if termination was caused by other than death or disability), but no such option shall be exercisable after the expiration of the option term. Termination for “Cause,” as used herein, shall mean termination for cause as allowed under applicable law.

(2)	Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

(3)	During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(b)	The Committee shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

(1)	To extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service to such period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(2)	to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

6.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent the Optionee thereof from exercising such option up to the full number of shares for which it is then exercisable.

6.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding options and authorize the grant of new options in substitution therefor, provided that any such action may not, without the written consent of an Optionee, impair any such Optionee’s rights under any option previously granted. Any outstanding Incentive Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the exercise price of outstanding options without the consent of the Optionees affected by a written notice to them; provided, however, that the exercise price may not be reduced below the minimum exercise price that would be permitted under Subsection 6.3 of this Plan for options granted on the date the action is taken to reduce the exercise price.

6.9 Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

6.10 Repurchase Rights. The Committee shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares, within ninety (90) days after the later of the date when the Optionee ceased Service and the date when the Optionee purchased those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the document evidencing such repurchase right. However, to the extent that paragraph (k) of Section 260.140.41 of Title 10 of the California Code of Regulations is applicable to any reacquisition of shares by the Company under this Subsection 6.10, such paragraph (k) shall be applicable and controlling notwithstanding anything to the contrary in this Subsection 6.10.140.41; and nothing in this Subsection 6.10 is intended to contravene paragraph (k) of Section 260.140.41 to the extent so applicable.

6.11 Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Committee, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

7.	ADDITIONAL TERMS APPLICABLE TO INCENTIVE OPTIONS

7.1 General. The terms specified in Section 7 shall be applicable to all Incentive Options. Except as modified by the provisions of Section 7, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of Section 7.

7.2 Eligibility. Incentive Options may only be granted to Employees.

7.3 Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

7.4 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to Incentive Options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of all Optionees affected, to disqualify any Incentive Options under section 422 of the Code.

8.	STOCK APPRECIATION RIGHTS

The Committee may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Company in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

9.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

9.1 Purchase Price.

(a)

The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Committee and may not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock either (i) at the date of grant of the right to purchase such share or (ii) at the date of issuance of such share;

provided, however, that in the case of a 10% Stockholder, the exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value either (x) at the date of grant of the right to purchase such share or (y) at the date of issuance of such share.

(b)	Subject to the provisions of Section 11 of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Committee may deem appropriate in each individual instance:

(1)	cash or check made payable to the Company, or

(2)	past services rendered to the Company (or any Parent or Subsidiary).

9.2 Vesting/Issuance Provisions.

(a)	The Committee may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The Committee may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Committee.

(b)	If any change is made to the Common Stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares reclassification of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Committee shall deem appropriate.

(c)	The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(d)

Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, the Company shall have the right to repurchase those shares; and concurrently with the exercise of such right, those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Company shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares; which repayment and cancellation shall occur within ninety (90) days of the Participant’s ceasing to remain in Service. However, to the extent that paragraph (h) of Section 260.140.42 of Title 10 of the California Code of Regulations is applicable to any repurchase of shares by the Company under this paragraph (d) of Subsection 9.2, such paragraph (h) shall be applicable and controlling notwithstanding anything to the contrary in this paragraph (d) of Subsection 9.2; and nothing in this paragraph (d) of Subsection 9.2 is intended to contravene paragraph (h) of section 260.140.42 to the extent so applicable.

(e)	The Committee may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

(f)	Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Committee, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

9.3 Share Escrow/Legends. Unvested shares may, in the Committee’s discretion, be held in escrow by the Company until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

9.4 Limited Transferability. During the lifetime of the Participant, his or her right to purchase shares under the Stock Issuance Program can be exercised only by him or her and cannot be transferred other than by will or the laws of descent and distribution after his or her death.

ARTICLE FOUR

MISCELLANEOUS

10.	NO IMPAIRMENT OF AUTHORITY

Outstanding awards shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, subject to the other provisions of the Plan.

11.	FINANCING; PAYMENT BY CANCELLATION OF DEBT

11.1 Where permitted by applicable law the Committee may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Committee in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

11.2 Where permitted by applicable law, the Committee may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by cancellation of indebtedness of the Company to the Optionee or the Participant, as the case may be.

12.	TAX WITHHOLDING

12.1 The Company’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

12.2 The Committee may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(a)	Stock Withholding: The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

(b)	Stock Delivery: The election to deliver to the Company, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

13.	FINANCIAL STATEMENTS

The Company will provide financial statements to each Optionee or Participant at least annually during the period such Optionee or Participant has awards outstanding; provided, however, the Company will not be required to provide such financial statements to Optionees and Participants whose services in connection with the Company assure them access to equivalent information.

14.	CERTIFICATES

All certificates for shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any Stock Exchange or automated quotation system upon which the shares may be listed or quoted.

15.	ESCROW; PLEDGE OF SHARES

To enforce any restrictions on an Optionee’s or Participant’s shares, the Committee may require the deposit of all certificates representing such shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Optionee or Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of shares under this Plan will be required to pledge and deposit with the Company all or part of the shares so purchased as collateral to secure the payment of such Optionee’s or Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against such Optionee or Participant, under the promissory note notwithstanding any pledge of his or her shares or other collateral. In connection with any pledge of the shares, the person pledging the shares will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The shares purchased with the promissory note may, if the Committee approves, be released from the pledge on a pro rata basis as the promissory note is paid.

16.	EXCHANGE AND BUYOUT OF AWARDS

The Committee may, at any time or from time to time, authorize the Company, with the consent of the affected Optionees and/or Participants, to issue new awards in exchange for the surrender and cancellation of any or all outstanding awards. The Committee may, at any time or from time to time, buy from any Optionee or Participant an award previously granted with payment in cash, shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and such Optionee or Participant may agree.

17.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

An award granted under the Plan will not be effective unless such award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any Stock Exchange or automated quotation system upon which the shares may then be listed or quoted, as they are in effect on the date of grant of the award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company will have no obligation to issue or deliver certificates for shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, Stock Exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.	CORPORATE TRANSACTIONS

18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Optionees and Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than fifty percent (50%) of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding awards granted pursuant to the Plan may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Optionees and Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the awards granted under the Plan). The successor corporation may also issue, in place of outstanding shares of the Company issued pursuant to the Plan, substantially similar shares or other property subject to repurchase restrictions no less favorable to holders of shares of the Company. In the event such successor corporation (if any) refuses to assume or substitute awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

18.2 Other Treatment of Awards. Subject to any greater rights granted to Optionees and/or Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Subsection 18.1, any outstanding awards granted under the Plan will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

19.	EFFECTIVE DATE AND TERM OF THE PLAN

19.1 The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

19.2 Unless earlier terminated pursuant to Subsection 20.1, the Plan shall terminate upon the earliest of (i) 10 years after the Plan Effective Date, or (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares. Notwithstanding such termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

20.	AMENDMENT OF THE PLAN

20.1 The Board shall have complete and exclusive power and authority to terminate, amend or modify the Plan in any or all respects. However, no such termination, amendment or modification shall adversely affect the rights and obligations of any Optionee or Participant with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such termination, amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws, in which event such stockholder approval must be obtained in accordance with applicable law before such amendments will become effective.

20.2 Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable prime rate at Bank of America for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding).

21.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

22.	NONEXCLUSIVITY OF THE PLAN

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.	APPLICABLE LAW

This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law principles, and, to the extent applicable, the federal laws of the United States of America; provided, however, that corporate governance matters (including but not limited to the rights and obligations of the Board or the Committee) shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a Delaware corporation.

APPENDIX

The following definitions shall be in effect under the Plan:

BENEFICIARY shall mean, in the event the Committee implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person’s rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

BOARD shall mean the Company’s Board of Directors.

CODE shall mean the Internal Revenue Code of 1986, as amended.

COMMITTEE shall mean the Compensation Committee of the Board, or the Board acting as such Compensation Committee.

COMMON STOCK shall mean the Company’s common stock.

COMPANY shall mean Leadis Technology, Inc., a Delaware Company, and its successors.

DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

EMPLOYEE shall mean an individual who is in the employ of the Company (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

EXERCISE DATE shall mean the date on which the Company shall have received written notice of the option exercise.

FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(1)	If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(2)	If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(3)	If the Common Stock is not traded on the Nasdaq National Market nor listed on any Stock Exchange, then the Fair Market Value shall be deemed to be either (a) the price at which the Company generally sells Common Stock to third parties as of the date in question, or (b) the price determined by the Board as the fair market value of the Common Stock as of the date in question.

INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

INSIDER shall mean an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

OPTION SURRENDER VALUE shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Company.

OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant.

PARENT shall mean any Company (other than the Company) in an unbroken chain of Companies ending with the Company, provided each Company in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, for non-employee Board members, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

PLAN shall mean the Company’s 2000 Stock Incentive Plan, as set forth in this document.

PLAN EFFECTIVE DATE shall mean August 28, 2000, the date on which the Plan was adopted by the Board.

SERVICE shall mean the performance of services for the Company (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

STOCK EXCHANGE shall mean the American Stock Exchange, the New York Stock Exchange, or any other Stock Exchange that permits public trading of the Common Stock.

STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

SUBSIDIARY shall mean any Company (other than the Company) in an unbroken chain of Companies beginning with the Company, provided each Company (other than the last Company) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

TAXES shall mean the federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary).

1933 ACT shall mean the Securities Act of 1933, as amended.

1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

THIS OPTION AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM ALL SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS THEREUNDER, THE AVAILABILITY OF WHICH EXEMPTION IS CONFIRMED IN A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL.

LEADIS TECHNOLOGY, INC.

NON-STATUTORY STOCK OPTION AGREEMENT

THIS NON-STATUTORY STOCK OPTION AGREEMENT (this “Agreement”) is executed as of                 , by and between Leadis Technology, Inc., a Delaware corporation (the “Company”), and                , (the “Optionee”).

WHEREAS, the Company desires, by affording the Optionee an opportunity to purchase a certain number of shares of the common stock of the Company, to carry out the purposes of the Company’s 2000 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Compensation Committee of the Company’s Board of Directors, or the Company’s Board of Directors acting as such Compensation Committee (the “Committee”), has duly made all determinations necessary or appropriate to effect the grants hereunder; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

1.	Type of Option and Definitions.

1.1 Type of Option. The option granted hereunder is designated as a non-statutory stock option and is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated herein by reference.

1.2 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Plan.

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2.	Grant of Option; Exercise Price and Term.

2.1 Grant of Option. The Company hereby grants to the Optionee, effective on the date of this Agreement (the “Date of Grant” or the “Effective Date”), as a matter of separate agreement and not in lieu of any compensation for services of the Optionee as                      the right and option to purchase (the “option” or this “option”) 60,000 shares of Common Stock (the “Shares”), on the terms and conditions set forth herein.

2.2 Exercise Price. For each of the Shares purchased pursuant to this Agreement, the Optionee shall pay to the Company an exercise price of              per share (the “Exercise Price”), which the parties agree is at least 100% of the Fair Market Value per share of Common Stock on the Date of Grant. Accordingly, the aggregate Exercise Price to purchase all of the Shares subject to this option is             . The Committee may, in its sole and absolute discretion, by written notice to the Optionee, reduce the Exercise Price without the consent of the Optionee; provided, however, that the Exercise Price shall not be reduced below the minimum exercise price permitted under the Plan for options granted on the date the action is taken to reduce the exercise price.

3.	Option Period; Termination of Option.

3.1 Basic Option Period. Subject to Subsections 3.2 and 3.3 hereof and other applicable provisions of this Agreement, all or part of this option may be exercised during the period of 10 years from the Date of Grant (the “Option Period”).

3.2 Termination of Option. Unless the Service is terminated for Cause, any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for 6 months from the date of such cessation if the cessation was caused by death or disability and 30 days from the date of such cessation if the cessation was caused by any reason other than death or disability; provided, however, no option shall be exercisable after the expiration of the Option Period. In the event the Service ceased due to the removal of the Optionee for Cause, the option shall cease to be exercisable concurrently with the cessation of Service, or, if applicable law requires that the option remain exercisable following such cessation, the option shall remain exercisable for the shortest period of time following such cessation that applicable law allows; provided, however, such period shall not in any event exceed 30 days from the date of such cessation. Upon the expiration of the Option Period, the option shall terminate and cease to be exercisable to the extent not yet exercised.

3.3 Effect of Change in Control.

(a) If the Company is subject to a Change in Control (as defined in paragraph (b) of this Subsection 3.3), the exercisability of and the effect on the option, to the extent not fully exercised at the time the Company is subject to that Change in Control, shall be determined in accordance with Subsection 18.1 of the Plan and be subject to the discretion of the Committee as permitted in such Subsection 18.1 and the other provisions of the Plan, provided that such

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discretion will not be exercised in violation of applicable law then in effect. Nothing in this paragraph 3.3 (a) shall be deemed to limit the provisions of Subsection 3.2 or the other provisions of this Agreement relating to the termination of the option upon the Optionee’s cessation of Service or upon the occurrence of certain other event.

(b) “Change in Control” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization, or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

4.	Exercise Procedures.

4.1 Manner and Notice of Exercise. The Option shall be exercisable during the Optionee’s lifetime only by the Optionee (or his guardian or legal representative), and after the Optionee’s death only by his Beneficiary. The option may only be exercised by the delivery to the Company of a fully completed and signed Purchase Form and Instructions for Registration of Stock in the form attached hereto as Exhibit 1 (the “Purchase Form”), which provides for a purchase by the Optionee of not less than the minimum number of Shares which may at that time be purchased in connection with the exercise of the option (as determined by the Committee from time to time in its sole and absolute discretion, provided that such minimum number shall not prevent the Optionee from exercising the option for the full number of Shares for which it is then exercisable), together with payment in full in lawful currency of the United States, in cash or check made payable to the Company, for the aggregate Exercise Price for the number of Shares being purchased. Following the Optionee’s exercise of the option, the Optionee shall, upon request from the Company, immediately provide to the Company the Optionee’s written representations regarding the Optionee’s investment intent and access to information and other matters, if any, as may be deemed desirable by the Company to comply with applicable securities laws. For all purposes of this Agreement, the date of the exercise of the option shall be the date on which the Optionee delivers to the Company the completed and signed Purchase Form and payment in full, all in accordance with the requirements of this Section 4.

4.2 Issuance of Shares. After receiving the completed and signed Purchase Form and payment for the Shares to be purchased pursuant to such Purchase Form, and the written representations described in Subsection 4.1 hereof upon the request of the Company, the Company shall cause to be issued one or more certificates for the Shares as to which this option has been exercised pursuant to such Purchase Form, registered in the name of the Optionee (or in the name of the Optionee and his spouse as community property or as joint tenant with right of survivorship if requested in writing by the Optionee and if permitted by the then applicable law),

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subject to any and all repurchase rights, escrow requirements, restrictive legend requirements and other restrictions and conditions set forth in this Agreement.

4.3 Withholding Taxes. The Company’s obligation to deliver any Shares upon the exercise of the option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements. The Committee may, in its sole and absolute discretion, provide the Optionee with the right to use Shares in satisfaction of all or part of the Taxes incurred by the Optionee in connection with the exercise of this option or the vesting of the Shares issued pursuant to this Agreement. Such right may, in the Committee’s sole and absolute discretion, be provided to the Optionee in either or both of the following formats:

(a) The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of this option or the vesting of such shares, a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed 100%) designated by the Optionee; and/or

(b) The election to deliver to the Company, at the time the option is exercised or the shares vest, one or more Shares previously acquired by the Optionee (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed 100%) designated by the Optionee.

5.	Limited Transferability of Options and Rights.

During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death, except that the option may, to the extent authorized in writing by the Committee in its sole and absolute discretion, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Except as otherwise provided herein, the option and the rights and privileges conferred by this Agreement may not be transferred, assigned, pledged, or hypothecated by the Optionee in any way (whether by operation of law or otherwise) and shall not be subject to sale under any execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the option, or of the right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, the option and the rights and privileges conferred upon the Optionee in this Agreement shall immediately become null and void to the fullest extent permitted by applicable law and not prohibited by the Plan, at the election of the Company in its sole and absolute discretion. This Agreement is made solely for the benefit of the parties to this Agreement and their respective successors and permitted assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement.

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6.	Right of Repurchase.

6.1 General. The Company has the right to repurchase all or a portion of the Restricted Shares (as defined in Subsection 6.2) on the terms and conditions set forth in Section 6 (the “Right to Repurchase”). The Optionee shall not transfer, assign encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Optionee’s spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee’s spouse, children or grandchildren, provided in either case that such transferee of the Restricted Shares agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement, and Section 6 shall apply to such transferee to the same extent as to the Optionee.

6.2 Vested Shares and Restricted Shares. Shares that are not Vested Shares (as defined in this Subsection 6.2) are “Restricted Shares.” On the Effective Date all of the Shares will be Restricted Shares. If the Optionee continues the Service at all times from the Effective Date until                      (the “First Vesting Date”), then on the First Vesting Date one-fourth (1/4) of the total number of Shares (or             shares) that may be purchased by the Optionee pursuant to this Agreement will become Vested Shares and thereafter, for so long (and only for so long) as the Optionee continues his Service for the Company at all times after the First Vesting Date, an additional 6.25% of the total number of Shares (or              shares) that may be purchased by the Optionee pursuant to this Agreement will become Vested Shares on the same day of each quarter after the First Vesting Date, the first of such quarter being                     .

6.3 Condition Precedent to Exercise. The Right of Repurchase shall be exercisable with respect to any Restricted Shares only during the 60-day period next following the later of (i) the date when the Optionee’s Service ceases for any reason, or (ii) the date when such Restricted Shares were purchased by the Optionee, the executors or administrators of the Optionee’s estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

6.4 Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Vested Shares. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee’s Service ceases and (ii) either (A) the Right of Repurchase is not assigned to the entity that employs the Service of the Optionee immediately after the Change in Control or (B) the Optionee’s Service will cease within the 12 months following such Change in Control.

6.5 Repurchase Cost. If the Company exercises the Right of Repurchase, it shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

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6.6 Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection 6.3. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection 6.5 hereof. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection 6.6.

6.7 Additional Shares or Substituted Securities Subject to Right of Repurchase. In the event declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company’s outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

6.8 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with Section 6 hereof, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

7.	Right of First Refusal.

7.1 Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed transferee

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(the “Transferee”) and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection 7.2) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company’s rights under this Subsection 7.1 shall be freely assignable, in whole or in part.

7.2 Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value, on or about the date of the Transfer Notice, of the consideration described in the Transfer Notice.

7.3 Additional Shares or Substituted Securities Subject to Right of First Refusal. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to Section 7 or into which such Shares thereby become convertible, the same shall immediately be subject to Section 7. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to Section 7 hereof.

7.4 Termination of Right of First Refusal. Any other provisions of Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections 7.1. and 7.2.

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7.5 Permitted Transfers. The Right of First Refusal under Subsection 7.1 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee’s spouse, children or to a trust established by the Optionee for the benefit of the Optionee or the Optionee’s spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection 7.5 or after the Company has failed to exercise the Right of First Refusal, then the applicable provisions of Section 7 hereof shall apply to the Transferee to the same extent as to the Optionee.

7.6 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

8.	Escrow.

Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection 6.7 shall immediately delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company’s exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee’s request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Vested Shares (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee’s cessation of Service or (ii) the lapse of the Right of First Refusal.

9.	Legal Requirements.

The Company shall not be required to sell or issue any Shares issued or issuable pursuant to the option if the sale or issuance of such Shares shall constitute a violation of any provision of any requirements of any governmental authority applicable to the Company. This option and each and every obligation of the Company hereunder are subject to the requirement that the option may not be exercised, in whole or in part, unless and until the Shares issuable pursuant to the option are listed, registered or qualified, or the Optionee provides evidence satisfactory to the Company, including but not limited to a legal opinion in the form satisfactory to the Company

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and its counsel, demonstrating that such Shares are exempt from listing, registration and/or qualification under applicable law.

10.	No Registration Rights.

The Company may, but shall not be obligated to, register or qualify the sale of any Shares under the 1933 Act or any other applicable law. The Company shall not be obligated to take any action in order to cause the sale of Shares under this Agreement to comply with any law.

11.	Restriction on Transfer.

11.1 Optionee’s Own Account for Investment. The Optionee will acquire and hold the Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the 1933 Act. The Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than the Optionee has any beneficial ownership of any of the Shares. In the event that the sale of Shares under the Plan is not registered under the 1933 Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

11.2 Compliance with Securities Laws Regarding Sale of Shares. The Optionee will not sell, transfer or otherwise dispose of any Shares acquired pursuant to this Agreement in violation of the 1933 Act, the 1934 Act, any state law or the rules and regulations promulgated under any of those laws, including but not limited to Rule 144 under the 1933 Act. The Optionee agrees that the Optionee will not dispose of any such Shares unless and until the Optionee has complied with all requirements of this Agreement applicable to the disposition of such Shares and has delivered to the Company an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that (a) the proposed disposition does not require registration or qualification of such Shares under the 1933 Act and under any other applicable Securities Laws, citing sufficient grounds for one or more applicable exemptions therefrom or all appropriate actions necessary for compliance with the registration requirements of the 1933 Act or with any exemption from registration available under the 1933 Act (including Rule 144) have been taken, and (b) the proposed disposition will not result in the contravention of any transfer restrictions applicable to such Shares. The Optionee agrees that exemptions from registration and qualification may not be available or may not permit the Optionee to transfer all or any of the Shares acquired pursuant to this Agreement in the amounts or at the times proposed by the Optionee.

11.3 Securities Law Restrictions. The Optionee understands and agrees that, regardless of whether the offering and sale of any Shares acquired pursuant to this Agreement have been registered under the 1933 Act or have been registered or qualified under any other

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applicable securities laws, the Company may impose restrictions upon the sale, pledge or other transfer of any such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the sole and absolute discretion of the Company, such restrictions are necessary or desirable (i) to achieve compliance with the 1933 Act, any other securities laws or any other law, or (ii) in light of the transfer and other restrictions set forth in this Agreement. Without limiting the generality of the foregoing provisions, all certificates evidencing the Shares will bear the legends set forth in Section 12 of this Agreement, which legends may be removed, if at all, by the Company in its sole and absolute discretion.

11.4 Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company’s initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection 11.4. This Subsection 11.4 shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection 11.4 only if the directors and officers of the Company are subject to similar arrangements.

12.	Restrictive Legends and Stop-Transfer Orders.

12.1 Legends. All certificates evidencing the Shares acquired pursuant to this Agreement shall bear the following legends:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY AND/OR ITS ASSIGNEE(S) CERTAIN REPURCHASE OPTIONS AND

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RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED WITHOUT CHARGE AT THE COMPANY’S PRINCIPAL OFFICE, AND THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL.”

If required by the authorities of any state in connection with the issuance of the Shares acquired pursuant to this Agreement, the legend or legends required by such state authorities shall also be endorsed on all such certificates. Any restrictive legend on any certificate for such Shares may be removed, if at all, by the Company in its sole and absolute discretion.

12.2 Stop-Transfer Instructions. The Optionee agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

13.	Exchange and Combination of Option.

Notwithstanding anything to the contrary, the option (and any option issued in exchange therefor pursuant to the provisions of this Agreement) may at the sole option of the Optionee (i) be divided into options of various denominations entitling Optionee to purchase in the aggregate the same number of Shares as shall at such time be purchasable hereunder, or (ii) be combined with any other option of like tenor and effect entitling the Optionee under such combined option to purchase the same number of Shares as shall at such time be purchasable in the aggregate hereunder and under such other option. Upon presentation and surrender of the option granted under this Agreement and, in the case of a combination of options, such other option to the Company at its principal office or at the office of the transfer agent, if any, for the Shares subject to the option, together with a written notice duly executed by the Optionee setting forth the denomination or denominations of the option or options to be issued, the Company shall, without any charge or expense, execute and deliver (in exchange for the option granted under this Agreement and such other options, if any, as are presented and surrendered to the Company

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hereunder) a new option or options in accordance with the notice hereinabove provided (and the option granted under this Agreement will thereupon be canceled forthwith).

14.	Plan.

Notwithstanding any other provision of this Agreement, the option is granted pursuant to the Plan, and is subject to all the terms and conditions of the Plan, as the Plan may be amended from time to time; provided, however, that no amendment to the Plan shall deprive the Optionee, without the Optionee’s consent, of the option or of any of Optionee’s rights under this Agreement. The interpretation and construction by the Committee of the Plan and the option, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Optionee.

15.	Stockholder Rights.

The holder of an option shall have no stockholder rights with respect to the Shares subject to the option until such person shall have exercised the option, paid the entire Exercise Price for the purchased Shares and become a holder of record of the purchased Shares.

16.	Service Rights.

No provision of this Agreement or of the option granted hereunder shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee to terminate the Optionee’s Service.

17.	Changes in Company’s Capital Structure.

The existence of the option shall not affect in any way the right or authority of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares subject to the option or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Notwithstanding the foregoing, if any change is made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares, reclassification of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to the number of shares, the class of securities and/or the exercise price, as determined by the Committee in its sole and absolute discretion. Such adjustments shall be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under this option. The adjustments determined by the Committee shall be final, binding and conclusive.

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18.	Governing Law.

This Agreement and the option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to conflicts of law principles, and, to the extent applicable, the federal laws of the United States of America; provided, however, that corporate governance matters (including but not limited to the rights and obligations of the Board and the Committee) shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a Delaware corporation.

19.	Entire Agreement.

This Agreement, together with the Plan, constitutes the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

20.	Amendment.

Any amendment to this Agreement shall be in writing and signed by the Company and the Optionee.

21.	Waiver; Cumulative Rights.

The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

22.	Counterparts.

This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

23.	Notices.

Any notice which either party hereto may he required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, at its then corporate headquarters, and to the Optionee at his or her address as shown on the Company’s records, or to such other address as the Optionee, by notice to the Company, may designate in writing from time to time.

24.	Headings.

The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

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25.	Severability.

If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

26.	Successors and Assigns.

Subject to the limitations on transferability contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties to this Agreement.

27.	Tax Consequences.

The Optionee agrees to undertake to determine and be responsible for any and all tax consequences to the Optionee with respect to the option.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Optionee has duly executed this Agreement, all as of the day and year first above written.

COMPANY:
Leadis Technology, Inc.

By:

Sung Tae (Steve) Ahn, CEO

OPTIONEE:

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EXHIBIT 1

PURCHASE FORM

The undersigned hereby irrevocably elects to exercise the option granted under that certain Non-Statutory Stock Option Agreement between Leadis Technology, Inc., a Delaware corporation, and the undersigned, to the extent of purchasing                          shares of the Company’s common stock. The undersigned hereby makes payment in the amount of $                     in payment of the actual exercise price thereof.

Dated:

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

Address

_________________________________

Signature

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THIS OPTION AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM ALL SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS THEREUNDER, THE AVAILABILITY OF WHICH EXEMPTION IS CONFIRMED IN A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL.

LEADIS TECHNOLOGY, INC.

NON-STATUTORY STOCK OPTION AGREEMENT

THIS NON-STATUTORY STOCK OPTION AGREEMENT (this “Agreement”) is executed as of                     , by and between Leadis Technology, Inc., a Delaware corporation (the “Company”), and                      (the “Optionee”).

WHEREAS, the Company desires, by affording the Optionee an opportunity to purchase a certain number of shares of the common stock of the Company, to carry out the purposes of the Company’s 2000 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Compensation Committee of the Company’s Board of Directors, or the Company’s Board of Directors acting as such Compensation Committee (the “Committee”), has duly made all determinations necessary or appropriate to effect the grants hereunder; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

1.	Type of Option and Definitions.

1.1 Type of Option. The option granted hereunder is designated as a non-statutory stock option and is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated herein by reference.

1.2 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Plan.

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2.	Grant of Option; Exercise Price and Term.

2.1 Grant of Option. The Company hereby grants to the Optionee, effective on the date of this Agreement (the “Date of Grant” or the “Effective Date”), as a matter of separate agreement and not in lieu of any compensation for the Optionee’s Service, the right and option to purchase (the “option” or this “option”)                  shares of Common Stock (the “Shares”), on the terms and conditions set forth herein. This option becomes exercisable in installments. If the Optionee continues the Service at all times from the Effective Date until                      (the “First Vesting Date”), then on the First Vesting Date, the option shall become exercisable as to one-fourth (1/4) of the total number of Shares (or              shares) and thereafter, for so long (and only for so long) as the Optionee continues                  Service for Company at all times after the First Vesting Date, the option shall become exercisable as to an additional 6.25% of the total number of Shares (or              shares) on the same day of each calendar quarter after the First Vesting Date. The first such quarterly vesting shall occur, if the Optionee continues his Service as specified herein, on                 .

2.2 Exercise Price. For each of the Shares purchased pursuant to this Agreement, the Optionee shall pay to the Company an exercise price of                  per share (the “Exercise Price”), which the parties agree is at least 85% [110% if the Optionee is a Ten Percent Stockholder] of the Fair Market Value per share of Common Stock on the Date of Grant. Accordingly, the aggregate Exercise Price to purchase all of the Shares subject to this option is $                . The Committee may, in its sole and absolute discretion, by written notice to the Optionee, reduce the Exercise Price without the consent of the Optionee; provided, however, that the Exercise Price shall not be reduced below the minimum exercise price permitted under the Plan for options granted on the date the action is taken to reduce the exercise price.

3.	Option Period; Termination of Option.

3.1 Basic Option Period. Subject to Subsections 3.2 and 3.3 hereof and other applicable provisions of this Agreement, all or part of this option may be exercised during the period of 10 years from the Date of Grant (the “Option Period”).

3.2 Termination of Option. Unless the Service is terminated for Cause, any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for 6 months from the date of such cessation if the cessation was caused by death or disability and 30 days from the date of such cessation if the cessation was caused by any reason other than death or disability; provided, however, no option shall be exercisable after the expiration of the Option Period. In the event the Service ceased due to the removal of the Optionee for Cause, the option shall cease to be exercisable concurrently with the cessation of Service, or, if applicable law requires that the option remain exercisable following such cessation, the option shall remain exercisable for the shortest period of time following such cessation that applicable law allows; provided, however, such period shall not in any event exceed 30 days from the date of such cessation. Upon the expiration of the Option Period, the option shall terminate and cease to be exercisable to the extent not yet exercised.

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3.3 Effect of Change in Control.

(a) If the Company is subject to a Change in Control (as defined in paragraph (b) of this Subsection 3.3), the exercisability of and the effect on the option, to the extent not fully exercised at the time the Company is subject to that Change in Control, shall be determined in accordance with Subsection 18.1 of the Plan and be subject to the discretion of the Committee as permitted in such Subsection 18.1 and the other provisions of the Plan, provided that such discretion will not be exercised in violation of applicable law then in effect. Nothing in this paragraph 3.3 (a) shall be deemed to limit the provisions of Subsection 3.2 or the other provisions of this Agreement relating to the termination of the option upon the Optionee’s cessation of Service or upon the occurrence of certain other events.

(b) “Change in Control” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization, or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

4.	Exercise Procedures.

4.1 Manner and Notice of Exercise. The Option shall be exercisable during the Optionee’s lifetime only by the Optionee (or his guardian or legal representative), and after the Optionee’s death only by his Beneficiary. The option may only be exercised by the delivery to the Company of a fully completed and signed Purchase Form and Instructions for Registration of Stock in the form attached hereto as Exhibit 1 (the “Purchase Form”), which provides for a purchase by the Optionee of not less than the minimum number of Shares which may at that time be purchased in connection with the exercise of the option (as determined by the Committee from time to time in its sole and absolute discretion, provided that such minimum number shall not prevent the Optionee from exercising the option for the full number of Shares for which it is then exercisable) and not more than the number of shares as to which the option has become exercisable pursuant to Subsection 2.1, together with payment in full in lawful currency of the United States, in cash or check made payable to the Company, for the aggregate Exercise Price for the number of Shares being purchased. Following the Optionee’s exercise of the option, the Optionee shall, upon request from the Company, immediately provide to the Company the Optionee’s written representations regarding the Optionee’s investment intent and access to information and other matters, if any, as may be deemed desirable by the Company to comply with applicable securities laws. For all purposes of this Agreement, the date of the exercise of the option shall be the date on which the Optionee delivers to the Company the completed and signed Purchase Form and payment in full, all in accordance with the requirements of this Section 4.

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4.2 Issuance of Shares. After receiving the completed and signed Purchase Form and payment for the Shares to be purchased pursuant to such Purchase Form, and the written representations described in Subsection 4.1 hereof upon the request of the Company, the Company shall cause to be issued one or more certificates for the Shares as to which this option has been exercised pursuant to such Purchase Form, registered in the name of the Optionee (or in the name of the Optionee and his spouse as community property or as joint tenant with right of survivorship if requested in writing by the Optionee and if permitted by the then applicable law), subject to any and all repurchase rights, escrow requirements, restrictive legend requirements and other restrictions and conditions set forth in this Agreement.

4.3 Withholding Taxes. The Company’s obligation to deliver any Shares upon the exercise of the option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements. The Committee may, in its sole and absolute discretion, provide the Optionee with the right to use Shares in satisfaction of all or part of the Taxes incurred by the Optionee in connection with the exercise of this option or the vesting of the Shares issued pursuant to this Agreement. Such right may, in the Committee’s sole and absolute discretion, be provided to the Optionee in either or both of the following formats:

(a) The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of this option or the vesting of such shares, a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed 100%) designated by the Optionee; and/or

(b) The election to deliver to the Company, at the time the option is exercised or the shares vest, one or more Shares previously acquired by the Optionee (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed 100%) designated by the Optionee.

5.	Limited Transferability of Options and Rights.

During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death, except that the option may, to the extent authorized in writing by the Committee in its sole and absolute discretion, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Except as otherwise provided herein, the option and the rights and privileges conferred by this Agreement may not be transferred, assigned, pledged, or hypothecated by the Optionee in any way (whether by operation of law or otherwise) and shall not be subject to sale under any execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the option, or of the right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution,

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attachment or similar process upon the rights and privileges conferred hereby, the option and the rights and privileges conferred upon the Optionee in this Agreement shall immediately become null and void to the fullest extent permitted by applicable law and not prohibited by the Plan, at the election of the Company in its sole and absolute discretion. This Agreement is made solely for the benefit of the parties to this Agreement and their respective successors and permitted assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement.

6.	Right of First Refusal.

6.1 Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed transferee (the “Transferee”) and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection 6.2) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company’s rights under this Subsection 6.1 shall be freely assignable, in whole or in part.

6.2 Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection 6.l above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value, on or about the date of the Transfer Notice, of the consideration described in the Transfer Notice.

6.3 Additional Shares or Substituted Securities Subject to Right of First Refusal. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend

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payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to Section 6 or into which such Shares thereby become convertible, the same shall immediately be subject to Section 6. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to Section 6 hereof.

6.4 Termination of Right of First Refusal. Any other provisions of Section 6 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections 6.1 and 6.2.

6.5 Permitted Transfers. The Right of First Refusal under Subsection 6.1 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee’s spouse, children or to a trust established by the Optionee for the benefit of the Optionee or the Optionee’s spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection 6.5 or after the Company has failed to exercise the Right of First Refusal, then the applicable provisions of Section 6 hereof shall apply to the Transferee to the same extent as to the Optionee.

6.6 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 6, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

7.	Legal Requirements.

The Company shall not be required to sell or issue any Shares issued or issuable pursuant to the option if the sale or issuance of such Shares shall constitute a violation of any provision of any requirements of any governmental authority applicable to the Company. This option and each and every obligation of the Company hereunder are subject to the requirement that the option may not be exercised, in whole or in part, unless and until the Shares issuable pursuant to the option are listed, registered or qualified, or the Optionee provides evidence satisfactory to the Company, including but not limited to a legal opinion in the form satisfactory to the Company and its counsel, demonstrating that such Shares are exempt from listing, registration and/or qualification under applicable law.

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8.	No Registration Rights.

The Company may, but shall not be obligated to, register or qualify the sale of any Shares under the 1933 Act or any other applicable law. The Company shall not be obligated to take any action in order to cause the sale of Shares under this Agreement to comply with any law.

9.	Restriction on Transfer.

9.1 Optionee’s Own Account for Investment. The Optionee will acquire and hold the Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the 1933 Act. The Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than the Optionee has any beneficial ownership of any of the Shares. In the event that the sale of Shares under the Plan is not registered under the 1933 Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

9.2 Compliance with Securities Laws Regarding Sale of Shares. The Optionee will not sell, transfer or otherwise dispose of any Shares acquired pursuant to this Agreement in violation of the 1933 Act, the 1934 Act, any state law or the rules and regulations promulgated under any of those laws, including but not limited to Rule 144 under the 1933 Act. The Optionee agrees that the Optionee will not dispose of any such Shares unless and until the Optionee has complied with all requirements of this Agreement applicable to the disposition of such Shares and has delivered to the Company an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that (a) the proposed disposition does not require registration or qualification of such Shares under the 1933 Act and under any other applicable Securities Laws, citing sufficient grounds for one or more applicable exemptions therefrom or all appropriate actions necessary for compliance with the registration requirements of the 1933 Act or with any exemption from registration available under the 1933 Act (including Rule 144) have been taken, and (b) the proposed disposition will not result in the contravention of any transfer restrictions applicable to such Shares. The Optionee agrees that exemptions from registration and qualification may not be available or may not permit the Optionee to transfer all or any of the Shares acquired pursuant to this Agreement in the amounts or at the times proposed by the Optionee.

9.3 Securities Law Restrictions. The Optionee understands and agrees that, regardless of whether the offering and sale of any Shares acquired pursuant to this Agreement have been registered under the 1933 Act or have been registered or qualified under any other applicable securities laws, the Company may impose restrictions upon the sale, pledge or other transfer of any such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the sole and absolute discretion of the Company, such restrictions are necessary or desirable (i) to achieve compliance with the 1933

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Act, any other securities laws or any other law, or (ii) in light of the transfer and other restrictions set forth in this Agreement. Without limiting the generality of the foregoing provisions, all certificates evidencing the Shares will bear the legends set forth in Section 10 of this Agreement, which legends may be removed, if at all, by the Company in its sole and absolute discretion.

9.4 Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company’s initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection 9.4. This Subsection 9.4 shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection 9.4 only if the directors and officers of the Company are subject to similar arrangements.

10.	Restrictive Legends and Stop-Transfer Orders.

10.1 Legends. All certificates evidencing the Shares acquired pursuant to this Agreement shall bear the following legends:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY AND/OR ITS ASSIGNEE(S) CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED WITHOUT CHARGE AT THE COMPANY’S PRINCIPAL OFFICE, AND THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL.”

If required by the authorities of any state in connection with the issuance of the Shares acquired pursuant to this Agreement, the legend or legends required by such state authorities shall also be endorsed on all such certificates. Any restrictive legend on any certificate for such Shares may be removed, if at all, by the Company in its sole and absolute discretion.

10.2 Stop-Transfer Instructions. The Optionee agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

11.	Exchange and Combination of Option.

Notwithstanding anything to the contrary, the option (and any option issued in exchange therefor pursuant to the provisions of this Agreement) may at the sole option of the Optionee (i) be divided into options of various denominations entitling Optionee to purchase in the aggregate the same number of Shares as shall at such time be purchasable hereunder, or (ii) be combined with any other option of like tenor and effect entitling the Optionee under such combined option to purchase the same number of Shares as shall at such time be purchasable in the aggregate hereunder and under such other option. Upon presentation and surrender of the option granted under this Agreement and, in the case of a combination of options, such other option to the Company at its principal office or at the office of the transfer agent, if any, for the Shares subject to the option, together with a written notice duly executed by the Optionee setting forth the denomination or denominations of the option or options to be issued, the Company shall, without any charge or expense, execute and deliver (in exchange for the option granted under this Agreement and such other options, if any, as are presented and surrendered to the Company hereunder) a new option or options in accordance with the notice hereinabove provided (and the option granted under this Agreement will thereupon be canceled forthwith).

12.	Plan.

Notwithstanding any other provision of this Agreement, the option is granted pursuant to the Plan, and is subject to all the terms and conditions of the Plan, as the Plan may be amended

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from time to time; provided, however, that no amendment to the Plan shall deprive the Optionee, without the Optionee’s consent, of the option or of any of Optionee’s rights under this Agreement. The interpretation and construction by the Committee of the Plan and the option, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Optionee.

13.	Stockholder Rights.

The holder of an option shall have no stockholder rights with respect to the Shares subject to the option until such person shall have exercised the option, paid the entire Exercise Price for the purchased Shares and become a holder of record of the purchased Shares.

14.	Service Rights.

No provision of this Agreement or of the option granted hereunder shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of the Optionee to terminate the Optionee’s Service.

15.	Changes in Company’s Capital Structure.

The existence of the option shall not affect in any way the right or authority of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares subject to the option or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Notwithstanding the foregoing, if any change is made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares, reclassification of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to the number of shares, the class of securities and/or the exercise price, as determined by the Committee in its sole and absolute discretion. Such adjustments shall be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under this option. The adjustments determined by the Committee shall be final, binding and conclusive.

16.	Governing Law.

This Agreement and the option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to conflicts of law principles, and, to the extent applicable, the federal laws of the United States of America; provided, however, that corporate governance matters (including but not limited to the rights and obligations of the Board and the Committee) shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a Delaware corporation.

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17.	Entire Agreement.

This Agreement, together with the Plan, constitutes the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

18.	Amendment.

Any amendment to this Agreement shall be in writing and signed by the Company and the Optionee.

19.	Waiver; Cumulative Rights.

The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

20.	Counterparts.

This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

21.	Notices.

Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, at its then corporate headquarters, and to the Optionee at his or her address as shown on the Company’s records, or to such other address as the Optionee, by notice to the Company, may designate in writing from time to time.

22.	Headings.

The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

23.	Severability.

If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

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24.	Successors and Assigns.

Subject to the limitations on transferability contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties to this Agreement.

25.	Tax Consequences.

The Optionee agrees to undertake to determine and be responsible for any and all tax consequences to the Optionee with respect to the option.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Optionee has duly executed this Agreement, all as of the day and year first above written.

COMPANY: Leadis Technology, Inc.

By:

Sung Tae (Steve) Ahn, CEO

OPTIONEE:

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EXHIBIT 1

PURCHASE FORM

The undersigned hereby irrevocably elects to exercise the option granted under that certain Non-Statutory Stock Option Agreement between Leadis Technology, Inc., a Delaware corporation, and the undersigned, to the extent of purchasing                  shares of the Company’s common stock. The undersigned hereby makes payment in the amount of $             in payment of the actual exercise price thereof.

Dated:

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

Address

Signature

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